SCHEDULE 14A INFORMATION

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Northern Lights Fund Trust

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CROW POINT ALTERNATIVE INCOME FUND

a series of Northern Lights Fund Trust

Northern Lights Fund Trust

17605 Wright Street

Omaha, NE 68154-1150

(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 1, 2016

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Crow Point Alternative Income Fund (the “Fund”), to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on June 1, 2016 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Crow Point Partners, LLC, the proposed investment adviser to the Fund. No fee increase is proposed.
2.	To approve the Fund’s reliance on an order granted by the Securities and Exchange Commission on February 24, 2015. The order provides an exemption from certain provisions of Section 15(a) of the Investment Company Act of 1940, as amended, and will allow Crow Point Partners, LLC to hire unaffiliated sub-advisors without shareholder approval.
3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on May 2, 2016 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 1, 2016.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed advisory agreement) and Proxy Voting Ballot are available at www.proxyonline.com/docs/crowpointalternatives.pdf.

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

May [ ], 2016

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

CROW POINT ALTERNATIVE INCOME FUND

a series of

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, NE 68154-1150

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 1, 2016

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of the Crow Point Alternative Income Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on June 1, 2016 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about May [ ], 2016.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.	To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Trust, on behalf of the Fund, and Crow Point Partners, LLC (“Crow Point”), the proposed investment adviser to the Fund. No fee increase is proposed.
2.	To approve the Fund’s reliance on an order granted by the Securities and Exchange Commission on February 24, 2015. The order provides an exemption from certain provisions of Section 15(a) of the Investment Company Act of 1940, as amended, and will allow Crow Point Partners, LLC to hire unaffiliated sub-advisors without shareholder approval.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on May 2, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling 1-855-282-1100.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND Crow Point Partners, LLC

The Trustees are requesting that shareholders approve the New Advisory Agreement between the Trust, on behalf of the Fund, and Crow Point. Approval of the New Advisory Agreement with respect to the Fund will not raise the fees paid by the Fund or its shareholders. The New Advisory Agreement is similar in all material respects to the prior advisory agreement (the “Prior Advisory Agreement”) with the Fund’s previous investment adviser, Genesis Capital LLC (“Genesis”), except for the date of its execution, effectiveness, and termination are changed and the New Advisory Agreement names Crow Point rather than Genesis as the Fund’s investment adviser. The effective date of the New Advisory Agreement will be the date shareholders of the Fund approve the New Advisory Agreement.

Background

On September 7, 2011, the sole initial shareholder of the Fund approved Genesis as the investment adviser to the Fund. On February 24, 2016 Genesis notified the Board that it intended to resign as adviser to the Fund effective upon the appointment and approval of a new adviser. At a meeting on February 24-25, 2016 (the “Board Meeting”), the Board of Trustees approved an interim advisory agreement between the Trust, on behalf of the Fund, and Crow Point (the “Interim Advisory Agreement” and together with the New Advisory Agreement the “Advisory Agreements”), subject to shareholder approval and changed the name of the Fund from Armor Alternative Income Fund to Crow Point Alternative Income Fund. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a majority of the outstanding shares of a Fund. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement with Crow Point. The Interim Advisory Agreement allows Crow Point to manage the Fund while the Board solicits shareholder approval for the New Advisory Agreement.

Crow Point began managing the Fund pursuant to the Interim Advisory Agreement on February 29, 2016. The Interim Advisory Agreement will be effective for 150 days from that date or until the New Advisory Agreement is approved, if sooner. The terms of the Interim Advisory Agreement are identical in all material respects to those of the Prior Advisory Agreement, except that (i) the date of its execution, effectiveness, and termination are changed, (ii) Crow Point replaces Genesis as the adviser; and (iii) all fees earned by Crow Point under the Interim Advisory Agreement will be held in a separate escrow account pending shareholder approval of the New Advisory Agreement. If the Fund’s shareholders approve the New Advisory Agreement, the escrowed management fees will be paid to Crow Point.

Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of the Interim and New Advisory Agreements with Crow Point. The Trustees were assisted by independent legal counsel and fund counsel throughout the agreement review process. The Trustees relied upon the advice of independent legal counsel and fund counsel, and their own business judgment in determining the material factors to be considered in evaluating the Interim and New Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Interim and New Advisory Agreements:

Nature, Extent and Quality of Services. The Trustees noted that Crow Point was founded in 2006 and is currently managing over $1.1 billion in assets, specializing in the management of global equities, global equity income, fixed income, and alternative investment strategies for separately managed accounts, hedge funds, and mutual funds. They reviewed the background information on the key investment personnel responsible for

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servicing the Fund taking into consideration their education and noting that the investment team is a veteran group with broad financial industry experience. The Board took into consideration Crow Point’s research capabilities and resources dedicated to implement the investment process and the portfolio managers’ experience with the Fund’s strategy having managed similar type of strategies in the past. The Trustees acknowledged that the portfolio managers also have experience with investment identification, investment analysis, and asset allocation of Fund assets among various alternative strategies. They agreed that although not all strategy risks can be eliminated, Crow Point demonstrated that it has the experience necessary to maintain a strong risk management program, and are knowledgeable with the various risk factors related to the strategy and have mitigation methods in place to manage risk. The Trustees noted that Crow Point will monitor compliance with the Fund’s investment limitations by coding the prospectus rules into its trading system which will flag trading violations and generate a compliance log for daily review. They acknowledged that Crow Point has a fairly large network of broker-dealers they use to execute a variety of trades and exhibit a robust process to determine best execution. They noted Crow Point reported no material compliance or litigation issues. The Board agreed that Crow Point is well equipped to assume responsibility of the management of Armor, and has sufficient resources to support the investment process and an investment team experienced with managing similar types of strategies. The Board also noted that Crow Point has a strong compliance culture and risk management program to support its operation. The Board concluded that Crow Point appears to have the ability to integrate this Fund into its program seamlessly and should provide quality service to the Fund for the benefit of shareholders.

Performance. The Trustees noted the Fund’s since inception performance is reflected in its two-star rating by Morningstar and 88% ranking, both of which contribute to its low asset level. They acknowledged that Crow Point has experience managing strategies similar to the Fund, and that the Crow Point global dividend income strategy shows reasonable returns since inception, and the unconstrained bond strategy and global long/short strategy each show benchmark beating returns since inception. The Trustees considered that Crow Point has managed fixed income strategies for 18 years with apparent success. They noted Crow Point has indicated that it believes the Fund’s strategy fits well with Crow Point’s style of management. The Trustees concluded that it is in the best interests of shareholders to retain the services of Crow Point as adviser to the Fund.

Fees and Expenses. The Trustees noted Crow Point proposed to charge an advisory fee of 1.00%, which is equal to that charged by the Fund’s current adviser. They compared the fee to the average fee of Crow Point selected peer group and Morningstar category, noting that it is lower than the peer group average, but higher than the Morningstar average. They acknowledged, however, that the advisory fee is well within the range of fees charged by funds in the Morningstar category. The Trustees considered that the advisory fee is equal to the fee charged by Crow Point to other, similarly managed client accounts. The Trustees concluded that the advisory fee is reasonable. The Board considered as significant the fact that Crow Point has agreed to maintain the current expense limitation agreement.

Profitability. The Trustees considered Crow Point’s anticipated profits in connection with its relationship with the Fund. They noted Crow Point anticipates realizing a loss during the first year of the Advisory Agreements, but expects to realize a profit in year two. They agreed that the anticipated profit was not excessive, acknowledging the significant contributions to be made to the Fund by Crow Point. The Trustees concluded that excessive profitability was not a concern at this time.

Economies of Scale. The Trustees acknowledged that Crow Point has indicated willingness to consider breakpoints as Fund assets grow. After discussion, it was the consensus of the Trustees that based on the current size of the Fund, although economies had not been reached at this time, the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund size materially increases.

Conclusion. Having requested and received such information from Crow Point as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent legal counsel and fund counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreements is in the best interests of the shareholders of the Fund.

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Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

The Advisory Agreement

Under the terms of the Prior Advisory Agreement and Interim Advisory Agreement, the Fund’s adviser receives an annual fee from the Fund equal to 1.00% of the Fund’s average daily net assets. For such compensation, the Fund’s adviser, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objective, policies, and restrictions and such policies as the Trustees may determine. The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Previous Advisory Agreement at a meeting held on March 23, 2011, and last renewed the Previous Advisory Agreement at a meeting held on June 30, 2015.

Genesis had contractually agreed to reduce its fees and to reimburse expenses (the “Expense Limitation Agreement”), at least until January 31, 2017, with respect to the Fund, to ensure that total annual fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation) would not exceed 2.25% of the Fund’s average daily net assets.

The Expense Limitation Agreement also provides that fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits. Genesis has assigned the Expense Limitation Agreement to Crow Point, who intends to renew it for at least an additional year.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with Crow Point. If the New Advisory Agreement is not approved by the shareholders of the Fund, the Board of Trustees and Crow Point will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement will become effective with respect to the Fund upon approval by the shareholders. The New Advisory Agreement is substantially identical in all material respects to the Prior Advisory Agreement. The New Advisory Agreement differs only in the name of the adviser and the dates of execution, effectiveness, and termination. The New Advisory Agreement, like the Prior Advisory Agreement, provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board of Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Fund with respect to that Fund. In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by Crow Point given to one or more of the Fund.

The New Advisory Agreement, like the Prior Advisory Agreement, provides that Crow Point shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning Crow Point

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Crow Point is a limited liability company organized under the laws of the State of Delaware, and located at 25 Recreation Park Dr., Suite 110 Hingham, MA 02043. The names, titles, addresses, and principal occupations of the principal executive officers of Crow Point are set forth below:

Name and Address*:	Title/Principal Occupation:
Timothy Paul O’Brien	Managing Member & Managing Director
Peter James DeCaprio	Managing Member, Managing Director & Assistant Compliance Officer
James Bernard Craver	General Counsel and Chief Compliance Officer
Amitabh Chandra	Co-Chief Investment Officer

* Each officer address is in care of Crow Point, 25 Recreation Park Dr., Suite 110 Hingham, MA 02043.

Prior Year Advisory Fees

For the fiscal year-ended September 30, 2015, Genesis served as the Fund’s investment adviser. For the fiscal year-ended September 30, 2015, Genesis earned $226,025 in advisory fees of which $138,516 were waived pursuant to an expense limitation agreement.

PROPOSAL II

APPROVAL OF THE FUND’S RELIANCE ON AN ORDER BY THE SEC FOR EXEMPTION
UNDER VARIOUS RULES AND FORMS OF THE 1940 ACT

Background

The purpose of this proposal is to enable Crow Point, with the approval of the Board of Trustees, including a separate vote of the Independent Trustees, to appoint one or more non-affiliated investment sub-advisors or to replace an existing investment sub-advisor with a non-affiliated investment sub-advisor, as well as change the terms of a contract with a non-affiliated investment sub-advisor, without soliciting the approval of shareholders. To do so, the Trust and Crow Point applied and were granted an order for exemptive relief from the SEC (a “Manager of Managers Order”), under Section 6(c) of the 1940 Act granting exemptive relief from Section 15(a) of the Act and Rule 18f-2 under the Act, to permit Crow Point, with the approval of the Board of Trustees, to take such actions with respect to funds managed by Crow Point and that are series of the Trust (a “Crow Point Fund”). In order to rely on the Manager of Managers Order with respect to a Crow Point Fund, the Trust must first obtain approval of such reliance from the shareholders of each such Crow Point Fund

The 1940 Act and the rules thereunder require that sub-advisory agreements be approved by the Board of Trustees, including by a majority of the Independent Trustees, and the shareholders of the applicable Fund. Therefore, if and when Crow Point seeks to hire one or more sub-advisors to provide investment advisory services to the Fund, or to replace an existing sub-advisor, or if a sub-adviser undergoes a change of control, the Trust must solicit shareholder approval of a new sub-advisory agreement at a shareholder meeting preceded by the preparation, filing, printing and mailing of a proxy statement, such as this Proxy Statement, and Crow Point or the Fund would be required to pay the costs of such activities. The Manager of Managers Order will facilitate the efficient hiring of sub-advisors, or approving a new agreement in the case of a change of control, without the burden and expense of a shareholder meeting.

The Manager of Managers Order

On February 25, 2015, the SEC issued the Managers of Managers Order. If reliance on the Manager of Managers Order is approved by shareholders of a Crow Point Fund, pursuant to the terms of the Manager of Managers Order, Crow Point will be able, subject to the approval of the Board of Trustees, but without

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shareholder approval, to employ new non-affiliated sub-advisers for each such Crow Point Fund (or any future series of the Trust and any other future registered open-end management investment company or series thereof that is advised by Crow Point or any entity controlling, controlled by, or under common control with Crow Point or its successors), change the terms of particular sub-advisory agreements or continue the employment of existing non-affiliated sub-advisers after events occur that would otherwise cause a termination of the sub-advisory agreement under the 1940 Act. However, Crow Point may not enter into a sub-advisory agreement with an "affiliated person" of Crow Point (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Sub-Adviser"), unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation thereunder, is approved by the affected fund’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed Crow Point Fund, such fund’s initial shareholder. Although shareholder approval will not be required for the termination of sub-advisory agreements, shareholders of each Crow Point Fund will continue to have the right to terminate such agreements with respect to a fund at any time by a vote of a majority of the outstanding voting securities of the fund.

Even with the Manager of Managers Order, sub-advisory agreements of the Fund will continue to be subject to the requirements of Section 15(a) of the 1940 Act with respect to the terms of such agreements. Additionally, the Fund will prominently disclose in its prospectus that Crow Point monitors the Fund’s sub-advisor(s) for adherence to their specific strategy, continuously supervises and monitors their performance and periodically recommends to the Board of Trustees which sub-advisor(s) should be retained or released. The Fund will also disclose that it operates pursuant to the terms and conditions of the Manager of Managers Order. The Fund will be required, within 90 days of the hiring of a new sub-advisor, to furnish its shareholders with all information about the new sub-advisor that would be included in a proxy statement.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the Fund’s reliance on an order by the SEC for exemption under various rules and forms of the 1940 Act.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, NE 68154-1150. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retain various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services provides the Fund with compliance services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Advisory Agreement, approval of the Fund’s reliance on an Order by the SEC for exemption under various rules and forms of the 1940 Act and, at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may vote (1) in person, (2) by phone with a live operator, (3) by written proxy mailing your signed and voted proxy back in the postage paid envelope provided, or (4) by attending and voting in person at the Meeting. You may revoke your

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proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, (3) by phone, or (4) attending and voting in person at the Meeting. Certain shareholders may be able to vote on-line. Please contact your broker for more information.

VOTING SECURITIES AND VOTING

As of the Record Date, the Fund had [ ] shares issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I and Proposal II. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement and the Fund’s reliance on the Manager of Managers Order. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement and the Fund’s reliance on the Manager of Managers Order, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND
Certain Beneficial Owners

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of any Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of any Fund.

The record owners of more than 5% of the outstanding shares of the Fund on the Record Date are listed in the following table.

Name & Address	Shares	Percentage of Fund

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s

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Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required. Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $[6,000.00]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Crow Point. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Crow Point will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Crow Point may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-855-282-1100, or write the Trust at 17605 Wright Street, Omaha, NE 68154-1150.

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Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on June 1, 2016

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed advisory agreement), and Proxy Card are available at www.proxyonline.com/docs/crowpointalternatives.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated May [ ], 2016

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

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Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

CROW POINT PARTNERS, LLC

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

CROW POINT PARTNERS, LLC

AGREEMENT (the "Agreement"), made as of _____________, 2016 between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), Crow Point Partners, LLC, a limited liability partnership organized and existing under the laws of the State of Delaware (the "Adviser") at 10 New Driftway, Suite 203, Scituate, MA 02066.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange

Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services related to its advisory functions or the functions listed below, as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions, assumed in this Section, .

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Provide such information as may be reasonably requested in connection with the preparation of all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws, and review sections of those reports and filings related to Adviser’s functions and designated responsibilities under this Agreement.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt, advance notice, to the extent practicable, of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of any officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. The Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to a Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to the Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of the Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge any of its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust and the Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST

By: ____________________________

Name: Andrew Rogers

Title: President

CROW POINT PARTNERS LLC

By: ____________________________

Name: Peter DeCaprio

Title: Partner

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND

Crow Point Alternative Income Fund (fka Armor Alternative Income Fund)	1.00%

Northern Lights Fund Trust

17605 Wright Street

Omaha, NE 68154-1150

CROW POINT ALTERNATIVE INCOME FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD June 1, 2016

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers, Kevin E. Wolf and James P. Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust (the “Trust”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on June 1, 2016 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Crow Point Alternative Income Fund (“Fund”), on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and Crow Point Partners, LLC and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) APPROVAL OF THE FUND’S RELIANCE ON AN ORDER BY THE SEC FOR EXEMPTION
UNDER VARIOUS RULES AND FORMS OF THE 1940 ACT AND (iii)IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature                                                   Date

Signature of Joint Shareholder                   Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

The Board of Trustees recommends you vote FOR the following proposal:

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Crow Point Partners, LLC.	□	□	□
2. To approve the Fund’s reliance on an Order by the SEC for exemption under various Rules and Forms of the 1940 Act.	□	□	□

______________________________________________________________

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.proxyonline.com/docs/crowpointalternatives.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.